UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 26, 2019

Date of Report (Date of earliest event reported)

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	001-34981	58-1416811
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3490 Piedmont Road, Suite 1550

Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 639-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on December 17, 2018, Fidelity Southern Corporation, a Georgia corporation (“Fidelity”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ameris Bancorp, a Georgia corporation (“Ameris”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, Fidelity will merge with and into Ameris (the “Merger”), with Ameris surviving the Merger.

On March 8, 2019, an action captioned Paul Parshall v. Fidelity Southern Corporation et al., Case 1:19-cv-01098-MHC (the “Parshall Action”), was filed in the U.S. District Court for the Northern District of Georgia on behalf of a purported class of Fidelity shareholders against Fidelity, its current directors and Ameris. This complaint contends, among other things, that the registration statement on Form S-4 filed by Ameris on February 12, 2019 in connection with the Merger (as amended, the “Registration Statement”) is false and misleading because it omits certain allegedly material information in violation of Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On April 26, 2019, Fidelity filed a Current Report on Form 8-K (the “Original Form 8-K”) providing certain supplemental disclosures (the “original litigation-related supplemental disclosures”) to the Registration Statement in response to the Parshall Action.

On April 24, 2019, an action captioned Morten Oftedal v. Fidelity Southern Corporation et al., Case 1:19-cv-03656 (the “Oftedal Action” and together with the Parshall Action, the “Actions”), was filed in the U.S. District Court for the Southern District of New York against Fidelity and its current directors. This complaint contends, among other things, that the definitive joint proxy statement/prospectus contained in the Registration Statement (the “Definitive Proxy Statement”) is false and misleading because it omits certain allegedly material information in violation of Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated under the Exchange Act.

This Form 8-K/A amends the Original Form 8-K to amend certain of the original litigation-related disclosures and to include additional supplemental disclosures (collectively, the “additional litigation-related disclosures”) to the Definitive Proxy Statement in response to the Oftedal Action. Except as expressly modified herein, the original litigation-related disclosures in the Original Form 8-K shall continue to update or supplement the Registration Statement and Definitive Proxy Statement.

Item 8.01	Other Events.

The defendants believe that the Actions are without merit, and deny that any further disclosure beyond that already contained in the Registration Statement and the Definitive Proxy Statement is required under applicable law to supplement the Registration Statement and the Definitive Proxy Statement included therein which has been disseminated to Fidelity and Ameris stockholders. Nonetheless, to avoid the risk that the Actions may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending the Actions, the defendants are making the additional litigation-related disclosures, as set forth herein. Nothing in this Form 8-K/A shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The additional litigation-related disclosures contained below should be read in conjunction with the Registration Statement and the Definitive Proxy Statement included therein, which are available on the Internet site maintained by the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, along with periodic reports and other information Fidelity and Ameris file with the SEC, including the Original Form 8-K. To the extent that the information set forth herein differs from or updates information contained in the Registration Statement, the information set forth herein shall supersede or supplement the information in the Registration Statement and the original litigation-related disclosures. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Supplemental Disclosures

The disclosure under the subsection captioned “Opinion of Sandler O’Neill & Partners, L.P.” is hereby amended and supplemented by adding the following after the second sentence of the first full paragraph on page 70 of the Registration Statement:

The 2022 terminal value for Fidelity common stock was presented as a range.

The disclosure under the subsection captioned “Opinion of Sandler O’Neill & Partners, L.P.” is hereby amended and supplemented by adding the following after the second sentence of the first full paragraph on page 71 of the Registration Statement:

The 2022 terminal value of Ameris common stock was presented as a range.

The disclosure under the subsection captioned “Opinion of Sandler O’Neill & Partners, L.P.” is hereby amended and supplemented by replacing the second sentence of the second paragraph on page 72 of the Registration Statement with the following:

In performing this analysis, Sandler O’Neill utilized certain assumptions relating to purchase accounting adjustments and cost savings, as provided by the senior management of Ameris, as discussed in the section entitled “Certain Unaudited Prospective Financial Information” on page 60 of this joint proxy statement/prospectus, $47.5 million of pre-tax transaction expenses as provided by senior management of Ameris, as well as the publicly available consensus mean analyst earnings per share estimate for Fidelity for the year ending December 31, 2018 with estimated earnings per share for Fidelity for the years thereafter, as provided by the senior management of Ameris.

The disclosure under the subsection captioned “Opinion of Sandler O’Neill & Partners, L.P.” is hereby amended and supplemented by replacing the third sentence of the second paragraph on page 72 of the Registration Statement with the following:

The analysis indicated that the merger could be dilutive to Ameris’ estimated earnings per share (excluding one-time transaction costs and expenses) in the year ending December 31, 2019 by approximately 4.3% and accretive to Ameris’ estimated earnings per share (excluding one-time transaction costs and expenses) in the year ending December 31, 2020, December 31, 2021 and December 31, 2022 by approximately 6.1%, 6.4%, and 6.7%, respectively; dilutive to Ameris’ estimated tangible book value per share at closing, December 31, 2019 and December 31, 2020 by approximately 2.5%, 3.2%, and 1.3%, respectively, and accretive to Ameris’ estimated tangible book value per share at December 31, 2021 and December 31, 2022 by approximately 0.2% and 1.5%, respectively.

The disclosure under the subsection captioned “Opinion of FIG Partners, LLC” is hereby amended and supplemented by replacing the Table entitled “Fidelity Comparable Company Analysis – Additional Detail – Financial Highlights” in the Form 8-K filed with the SEC by Fidelity on April 26, 2019, and added before the last paragraph on page 76 of the Registration Statement, in its entirety with the following:

Fidelity Comparable Company Analysis – Additional Detail – Financial Highlights

Institution	Total Assets ($M)	Total Loans ($M)	TCE/ TA (%)	NPAs/ Assets (%)	LTM ROAA (%)	LTM ROAE (%)
Pinnacle Financial Partners	24,557.5	17,552.8	9.0	0.41	1.27	7.70
South State Corporation	14,552.2	10,942.9	9.7	0.28	0.95	5.95
CenterState Bank Corp.	12,274.4	8,262.6	9.1	0.31	1.12	7.65
ServisFirst Bancshares, Inc.	7,517.8	6,368.8	8.9	0.40	1.72	19.25
United Community Banks Inc.	12,405.1	8,253.8	8.9	0.58	0.90	8.06
Eagle Bancorp, Inc.	8,057.9	6,863.4	12.0	0.40	1.65	12.88
Ameris Bancorp, Inc.	11,429.0	8,659.7	7.8	0.86	0.98	8.60
Cadence Bancorp	11,759.8	9,490.6	9.6	0.61	1.34	10.92
Seacoast Banking Corp of FL	5,930.9	4,075.5	9.8	0.75	1.10	9.23
First Bancorp	5,711.6	4,196.7	9.0	0.72	1.42	11.14
National Commerce Corp	4,103.3	3,245.9	10.6	0.14	1.10	6.79
Carolina Financial Corp.	3,721.5	2,482.8	11.7	0.46	1.17	8.47
Access National Corp.	3,021.3	2,130.9	9.1	0.22	1.03	7.06
First Bancshares, Inc.	2,508.9	1,752.8	9.1	1.11	0.77	6.74
Atlantic Capital Bancshares, Inc.	2,882.7	2,040.3	10.4	0.44	0.16	1.38
Capital City Bank Group, Inc.	2,819.2	1,782.1	7.8	1.36	0.62	6.10
Franklin Financial Network Inc.	4,167.8	2,564.7	8.1	0.15	0.83	10.24
Home Bancorp, Inc.	2,140.5	1,636.5	11.1	1.08	1.29	9.91

The disclosure under the subsection captioned “Opinion of FIG Partners, LLC” is hereby amended and supplemented by replacing the Table entitled “Ameris Comparable Company Analysis – Additional Detail – Financial Highlights” in the Form 8-K filed with the SEC by Fidelity on April 26, 2019, and added before the heading “Analysis of Selected Merger Transactions” on page 77 of the Registration Statement, in its entirety with the following:

Ameris Comparable Company Analysis – Additional Detail – Financial Highlights

Institution	Total Assets ($M)	Total Loans ($M)	TCE/ TA (%)	NPAs/ Assets (%)	LTM ROAA (%)	LTM ROAE (%)
Pinnacle Financial Partners	24,557.5	17,522.8	9.0	0.41	1.27	7.70
United Bankshares Inc.	19.187.6	13,510.9	9.8	0.78	1.12	6.42
Home BancShares Inc.	14,912.7	10,832.8	9.6	0.45	1.76	11.23
Bank OZK	22,086.5	16,725.8	13.8	0.23	2.09	12.74
Simmons First National Corp.	16,281.3	11,907.7	8.1	0.54	1.18	8.57
South State Corporation	14,522.2	10,942.9	9.7	0.28	0.95	5.95
CenterState Bank Corp.	12,274.4	8,262.6	9.1	0.31	1.12	7.65
Union Bankshares Corp.	13,371.7	9,412.0	8.7	0.44	0.97	7.11
Renasant Corp.	12,746.9	9,586.2	8.8	0.31	1.14	7.56
TowneBank	11,121.2	8,215.0	9.4	0.45	1.15	8.40
First Merchants Corp.	9,787.3	7,091.1	9.6	0.31	1.49	10.86
United Community Banks Inc	12,405.1	8,253.8	8.9	0.58	0.90	8.06
Heartland Financial USA Inc	11,335.1	7,443.2	7.7	0.64	0.95	8.95
Cadence Bancorp	11,759.8	9,490.6	9.6	0.61	1.34	10.92
Sandy Spring Bancorp Inc	8,034.6	6,420.5	8.9	0.42	1.15	9.24
Southside Bancshares Inc	6,105.4	3,275.5	9.0	0.65	1.09	9.28
First Bancorp	5,711.6	4,196.7	9.0	0.72	1.42	11.14

The disclosure under the subsection captioned “Opinion of FIG Partners, LLC” is hereby amended and supplemented by adding the following after the second sentence in the last paragraph on page 79 of the Registration Statement (which, for the avoidance of doubt, amends and replaces the corresponding disclosure set forth in the Form 8-K filed with the SEC by Fidelity on April 26, 2019):

In arriving at the range of multiples used, FIG Partners analyzes precedent transactions of similar companies, such as the comparable transaction group previously defined in this document. FIG analyzed the P/E and P/TBV multiples of those comparable transactions, and combined with FIG’s general industry knowledge and experience arrived at the aforementioned ranges. This led to Capitalized Terminal Values of $3,226,344,000 on a tangible book value multiple basis and $3,307,186,000 on an earnings multiple basis.

* * *

Cautionary Statements Regarding Forward-Looking Information

This Report contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals, and including statements about the benefits of the Merger. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this Report are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.

Factors that could cause or contribute to such differences include, without limitation, the following: the parties’ ability to consummate the Merger or satisfy the conditions to the completion of the Merger, including, without limitation, the receipt of required shareholder and regulatory approvals, on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the businesses of Fidelity and Ameris may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the Merger may not be fully realized within the expected timeframes; disruption from the Merger may make it more difficult to maintain relationships with customers, employees or others; diversion of management time to Merger-related issues; dilution caused by Ameris’s issuance of additional shares of Ameris Common Stock in connection with the Merger; general competitive, economic, political and market conditions and fluctuations, including, without limitation, movements in interest rates; competitive pressures on product pricing and services; and success and timing of other business strategies. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to Fidelity’s and Ameris’s filings with the SEC, including Fidelity’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequently filed Current Reports on Form 8-K, and Ameris’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequently filed Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and neither Fidelity nor Ameris undertakes any obligation to update or revise forward-looking statements.

Additional Information

On February 12, 2019, Ameris filed a registration statement on Form S-4, as amended on March 22, 2019, with the SEC to register the shares of Ameris Common Stock that will be issued to Fidelity’s shareholders in connection with the Merger. The registration statement included a joint proxy statement/prospectus and other relevant materials in connection with the transaction. The registration statement was declared effective by the SEC on March 25, 2019, and Fidelity and Ameris commenced mailing the definitive joint proxy statement/prospectus to stockholders of Fidelity and Ameris on or about March 28, 2019. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Fidelity on its website at www.FidelitySouthern.com and by Ameris on its website at http://www.AmerisBank.com.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Fidelity and Ameris are urged to read carefully the entire registration statement and definitive joint proxy statement/prospectus, including any amendments thereto, because they contain or will contain important information about the Merger. Free copies of these documents may be obtained as described above.

Participants in the Solicitation

Fidelity and Ameris, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Fidelity’s shareholders and Ameris’s shareholders in respect of the Merger. Information regarding the directors and executive officers of Fidelity and Ameris and other persons who may be deemed participants in the solicitation of Fidelity’s shareholders and Ameris’s shareholders is included in the definitive joint proxy statement/prospectus for Fidelity’s meeting of shareholders and Ameris’s meeting of shareholders, which is filed with the SEC. Information about Fidelity’s directors and executive officers and their ownership of Fidelity common stock can also be found in Fidelity’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 13, 2019, and other documents subsequently filed by Fidelity with the SEC. Information about Ameris’s directors and executive officers and their ownership of Ameris common stock can also be found in Ameris’s definitive proxy statement in connection with its 2019 annual meeting of shareholders, as filed with the SEC on April 1, 2019, and other documents subsequently filed by Ameris with the SEC. Additional information regarding the interests of such participants is included in the definitive joint proxy statement/prospectus filed with the SEC and other relevant documents regarding the Merger to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

By:	/s/ Charles D. Christy
Charles D. Christy
Chief Financial Officer

Date: April 30, 2019

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